1

Fulton Financial
Corporation
-------------------------------------
May 2010

Investor Presentation
Data as of March 31, 2010

■ This presentation may contain forward-looking statements about Fulton Financial Corporation’s financial condition, results of operations, business, strategies, products and services. You can identify forward-looking statements by the use of words such as “may”, “should”, “will”, “could”, “estimates”, “predicts”, “potential”,
 “continue”, “anticipates”, “believes”, “plans”, “expects”, “future” and “intends” and similar expressions which are intended to identify forward-looking statements.
■  Such forward-looking statements reflect the current beliefs and expectations of the Corporation’s management, are based on estimates, assumptions and projections about the Corporation’s business and its industry, and involve significant risks and uncertainties, some of which are beyond our control and difficult to predict. These statements are not guarantees of future performance and actual results may differ materially from those expressed or forecasted in the forward-looking statements. The Corporation undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, investors and others are cautioned not to place undue reliance on such forward-looking statements.
■ Many factors could affect future financial results including, without limitation, asset quality and the impact of adverse changes in the economy and in credit or other markets and resulting effects on credit risk and asset values; acquisition and growth strategies; market risk; changes or adverse developments in economic, political or regulatory conditions; a continuation or worsening of the current disruption in credit and other markets, including the lack of or reduced access to, and the abnormal functioning of markets for mortgages and other asset-backed securities and for commercial paper and other short-term borrowings; changes in the levels of Federal Deposit Insurance Corporation deposit insurance premiums and assessments; the effect of competition and interest rates on net interest margin and net interest income; investment strategy and income growth; investment securities gains and losses; declines in the value of securities which may result in charges to earnings; changes in rates of deposit and loan growth or a decline in loans originated; balances of risk-
 sensitive assets to risk-sensitive liabilities; salaries and employee benefits and other expenses; amortization of intangible assets; goodwill impairment; capital and liquidity strategies; and other financial and business matters for future periods.

■ For a more complete discussion of certain risks and uncertainties affecting the Corporation, please see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and
 Results of Operations” set forth in the Corporation’s filings with the Securities and Exchange Commission.
Forward-Looking Statement

Presentation Outline
 ◆ Corporate Profile
 ◆ Franchise and Markets
 ◆ Investment Highlights
 ◆ Capital
 ◆ Loan Portfolio Snapshot
 ◆ Earnings/Peer Group
 ◆ Financial Performance
 ◆ Summary
 ◆ Supplemental Credit Information

Fulton Financial Profile (as of 3/31/10)
■ Mid-Atlantic regional financial holding company
■ A family of 8 community banks in 5 states
■ Fulton Financial Advisors
■ Fulton Mortgage Company
■ 270 community banking offices
■ Asset size: $ 16.4 billion
■ 3,950 Team Members
■ Market capitalization: $ 1.8 billion
■ Book value per common share: $ 9.06
■ Tangible book value per common share: $ 5.94
■ Shares outstanding: 176.5 million

- The Bank
- The Columbia Bank
- Delaware National Bank
- FNB Bank, N.A.
- Fulton Bank, N.A.
- Lafayette Ambassador Bank
- Skylands Community Bank
- Swineford National Bank

Pennsylvania
LYCOMING
COLUMBIA
MONTOUR
CENTRE
UNION
SNYDER
NORTHUMBERLAND
NORTHAMPTON
SCHUYLKILL
LEHIGH
BERKS
BUCKS
DAUPHIN
LEBANON
CUMBERLAND
LANCASTER
MONTGOMERY
CHESTER
FRANKLIN
YORK
DELAWARE
SUSSEX
WARREN
MORRIS
SOMERSET
HUNTERDON
MIDDLESEX
MERCER
MONMOUTH
New Jersey
BURLINGTON
OCEAN
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
NEW CASTLE
KENT
SUSSEX
Delaware
Maryland
WASHINGTON
CECIL
FREDERICK
BALTIMORE
BALTIMORE CITY
HOWARD
MONTGOMERY
ANNE ARUNDEL
PRINCE GEORGES
FAIRFAX
MANASSAS
PRINCE WILLIAMS
Virginia
RICHMOND
NEWPORT NEWS
VIRGINIA BEACH
CHESAPEAKE

FULTON FINANCIAL
CORPORATION

A Valuable Geographic Franchise

Maryland
WASHINGTON
FREDERICK
BALTIMORE
BALTIMORE CITY
HOWARD
MONTGOMERY
ANNE ARUNDEL
PRINCE GEORGES
CECIL
The Columbia Bank
Hagerstown Trust
The Peoples Bank of Elkton

FULTON FINANCIAL
CORPORATION

Maryland Consolidation

Superior Customer Experience
Care, Listen, Understand, Deliver

Our Brand
COMMUNITY BANKING
SMALL BUSINESS
HIGH NET WORTH
RETAIL BANKING
LISTENING IS JUST THE BEGINNING.

Market Share
■ Market share increased
 in 36 out of 53 counties
 served in our five-state
 market

■ Market share increased
 in 27 out of 31 counties served
 in PA, MD, and DE

Investment Highlights
■ $230 Million Common Stock Offering / Intend to repay TARP
■ Strong capital ratios - Tier 1 risk-based capital ratio of 11.00% pro forma for common equity offering and TARP repayment
■ Expanding net interest margin
■ Stabilizing asset quality - provision and net charge-offs declined in the first quarter
■ Asset quality ratios compare favorably to peers
■ Expense control
■ Strong liquidity
■ Diversified loan portfolio with managed decline in construction exposure
■ Recent recognition by Forbes

Details of Common Stock Offering
■ Announced April 29, 2010
■ 21.8 million shares, at $10.40 per share
■ $226.7 million proceeds, net of underwriting
 discount and commissions
■ Shares outstanding, post-offering: 198.3 million
■ Underwriter has option to purchase additional
 3.3 million shares by May 29, 2010

Reasons for Stock Offering
■ Redeem preferred stock issued to US
 Treasury under TARP
■ Repurchase of warrant to purchase 5.5
 million shares of common stock
■ Strengthen capital position in
 anticipation of increases in regulatory
 capital requirements
■ Acquisitions
■ Support internal growth initiatives

Paying Back TARP
■ Eliminates $18.8 million in annual dividends paid to the U. S.
 Treasury
■ Additional capital cushion initially obtained as “insurance”
 for protracted recession no longer necessary as economy
 improves and asset quality stabilizes
■ Combined with common equity offering will enhance quality
 of capital base
■ Positions corporation for future growth opportunities, both organic and through acquisition

Capital      3/31/10
	Reported	Pro-Forma*
GAAP Capital	$1.97 billion	$1.82 billion
Total Risk-Based Capital	$1.92 billion	$1.77 billion
Total Risk-Based Capital	15.10%	13.90%
Tier 1 Risk-Based Capital	12.20%	11.00%
Leverage Capital	9.80%	8.80%
Tangible Common Equity	6.60%	8.00%
Tangible Common Equity to Risk-Weighted Assets	8.20%	9.90%
*Including effect of stock issuance, excluding underwriter’s option, and payoff of TARP.

Forbes.com

100 MOST TRUSTWORTHY COMPANIES 2010

FULTON FINANCIAL CORPORATION

Forbes.com
■ Fulton Financial named one of the nation’s
 “100 Most Trustworthy Companies”
■ Selected from over 8,000 publicly held
 companies
■ Only bank included in
 large-cap or mid-cap
 company lists
■ One of only four banks
 on entire list

■ 50 relationships with commitments to lend
 of $20 million or more
■ Maximum individual commitment: $33 million
■ Maximum commitment land development:
 $25 million
■ Maximum commitment any one development
 project: $15 million
■ Average commercial lending relationship size is
 $465,500
■ Loans and corresponding relationships are
 within Fulton’s geographic market area
Summary of Larger Loans

Company Name	DILUTEDEPS		
	2009	2008	%
			1133.3%
			30.4%
			27.7%
			0.0%
			-1.0%
			-7.6%
			-12.3%
			-14.3%
			-20.8%
			-22.5%
			-24.8%
			-31.7%
			-38.4%
			-46.5%
			-76.3%
			-85.3%
			36.0%
			32.9%
			8.3%
			-105.3%
			-171.0%
			-197.7%
Whitney Holding Corporation	-1.08	0.88	-222.7%
			8.3%
MEDIAN			**-20.8%**

FULTON FINANCIAL
CORPORATION

2009 Earnings Growth/Peer Group
Fulton Financial Corporation
0.31
-0.03
BOK Financial Corporation
2.96
2.27
First Citizens BancShares, Inc.
11.15
8.73
Valley National Bancorp
0.67
0.67
International Bancshares Corporation
1.90
1.92
UMB Financial Corporation
2.20
2.38
Commerce Bancshares, Inc.
2.07
2.36
Cullen/Frost Bankers, Inc.
3.00
3.50
Trustmark Corporation
1.26
1.59
United Bankshares, Inc.
1.55
2.00
Bank of Hawaii Corporation
3.00
3.99
BancorpSouth, Inc.
0.99
1.45
FirstMerit Corporation
0.90
1.46
TCF Financial Corporation
0.54
1.01
City National Corporation
0.50
2.11
Old National Bancorp
0.14
0.95
Citizens Republic Bancorp
-2.75
-4.30
South Financial Group, Inc.
-5.22
-7.78
Wilmington Trust Corporation
-0.33
-0.36
Susquehanna Bancshares, Inc.
-0.05
0.95
First Midwest Bancorp, Inc.
-0.71
1.00
Associated Banc-Corp
-1.26
1.29
AVERAGE

2010	2009	%
			1142.2%
			375.0%
			160.0%
			100.0%
			52.9%
			50.0%
			45.3%
			39.5%
			18.2%
			14.3%
			8.6%
			3.9%
			-9.8%
			-16.0%
			-22.7%
			-36.4%
			-41.2%
			-71.4%
			63.6%
			50.0%
			41.0%
			-171.4%
			-276.0%
			66.1%
			18.2%

Q1 2010 Earnings Growth/Peer Group
Company Name
First Citizens BancShares, Inc.
10.31
0.83
City National Corporation
0.19
0.04
Fulton Financial Corporation
0.13
0.05
Susquehanna Bancshares, Inc.
0.04
0.02
TCF Financial Corporation
0.26
0.17
Old National Bancorp
0.12
0.08
Bank of Hawaii Corporation
1.09
0.75
Commerce Bancshares, Inc.
0.53
0.38
UMB Financial Corporation
0.65
0.55
First Midwest Bancorp, Inc.
0.08
0.07
BOK Financial Corporation
0.88
0.81
Cullen/Frost Bankers, Inc.
0.79
0.76
Trustmark Corporation
0.37
0.41
International Bancshares Corporation
0.42
0.50
Valley National Bancorp
0.17
0.22
FirstMerit Corporation
0.21
0.33
United Bankshares, Inc.
0.40
0.68
BancorpSouth, Inc.
0.10
0.35
South Financial Group, Inc.
-0.40
-1.10
Whitney Holding Corporation
-0.11
-0.22
Citizens Republic Bancorp
-0.23
-0.39
Associated Banc-Corp
-0.20
0.28
Wilmington Trust Corporation
-0.44
0.25
AVERAGE
MEDIAN
DILUTED EPS

Financial Performance

First Quarter 2010 Earnings
Net income:
■ Up 18 percent
 over previous
 quarter
■ Up 178
 percent over
 first quarter
 of 2009

Q1 2010	Q4 2009
	(5,060,000)	(5,050,000)
to common shareholders	$ 22,420,000	$ 19,340,000

FULTON FINANCIAL
CORPORATION

2010 Financial Results (Q1 2010 vs. Q4
2009)
Net income
27,480,000
$

24,390,000
$

Cost of preferred stock
Net income available
Earnings per share
0.13
$

0.11
$

Return on tangible equity
9.13%
7.96%

Q1 2010	Q4 2009	$	%
	(dollars in thousands)			
Other Expenses	**(99,230)**	(100,370)	1,140	-1%
Income Taxes	**(9,270)**	(5,600)	(3,670)	66%
Net Income	**27,480**	**$ 24,390**	**$ 3,090**	**13%**

FULTON FINANCIAL CORPORATION

Income Statement Summary (Q1 2010 vs. Q4 2009)
Net Interest Income
138,510
$

136,090
$

2,420
$

2%
Loan Loss Provision
(40,000)

(45,020)

5,020

-11%
Other Income
39,690

41,160

(1,470)

-4%
Securities Losses
(2,220)

(1,870)

(350)

19%
 Pre-Tax Income
36,750

29,990

6,760

23%
$

2010	2009
	(5,060,000)	(5,030,000)
to common shareholders	$ 22,420,000	$ 8,050,000

FULTON FINANCIAL CORPORATION

2010 Financial Results (First Quarter )
Net income
27,480,000
$

13,080,000
$

Cost of preferred stock
Net income (loss) available
Earnings per share
0.13
$

0.05
$

Return on tangible equity
9.13%
3.88%

2010	2009	$	%
		(dollars in thousands)		
Other Expenses	**(99,230)**	(100,230)	1,000	-1%
ARC Losses	**-**	(6,160)	6,160	-100%
Pre-Tax Income	**$ 36,750**	**$ 14,650**	**$ 22,100**	**151%**

FULTON FINANCIAL
CORPORATION

Pre-Tax Income Summary (First Quarter)
Net Interest Income
138,510
$

124,120
$

14,390
$

12%
Other Income
39,690

44,000

(4,310)

-10%
 Pre-Tax Income Before
 LLP, Sec Gains (Losses)
 and unusual items
78,970

67,890

11,080

16%
Loan Loss Provision
(40,000)

(50,000)

10,000

-20%
Securities Gains (Losses)
(2,220)

2,920

(5,140)

-176%

International Bancshares Corporation
Old National Bancorp
South Financial Group, Inc.
Susquehanna Bancshares, Inc.
TCF Financial Corporation
Trustmark Corporation
UMB Financial Corporation
United Bankshares, Inc.
Valley National Bancorp
Whitney Holding Corporation
Wilmington Trust Corporation
*Fulton’s peer group as of March 31, 2010
Associated Banc-Corp
BancorpSouth, Inc.
Bank of Hawaii Corporation
BOK Financial Corporation
Citizens Republic Bancorp
City National Corporation
Commerce Bancshares, Inc.
Cullen/Frost Bankers, Inc.
First Citizens BancShares, Inc.
First Midwest Bancorp, Inc.
First Merit Corporation

Peer Group*

Increasing Net Interest Margin
3.78
3.66
3.39
3.00
3.25
3.50
3.75
4.00
Q1
06
Q2
06
Q3
06
Q4
06
Q1
07
Q2
07
Q3
07
Q4
07
Q1
08
Q2
08
Q3
08
Q4
08
Q1
09
Q2
09
Q3
09
Q4
09
Q1
10
FULT
Peer
Top 50

6 month cumulative gap: 1.10
Well Positioned for Rate Increases

Rate Change NII Change (Annual) % Change

 +300 bp  + $ 47.3 million  + 8.0%
 +200 bp  + $ 27.8 million  + 4.7%
 +100 bp   + $ 9.4 million  + 1.6%
 - 100 bp  - $ 0.7 million  - 0.1%

Average Loans (Q1 2010 vs. Q4 2009)
Q1 2010
Q4 2009
$
%
(dollars in millions)
Comm'l Mort
4,310
$

4,240
$

70
$

2%
Commercial
3,690

3,710

(20)

-1%
Home Equity
1,640

1,650

(10)

-1%
Construction
960

1,020

(60)

-6%
Resid Mort
940

930

10

1%
Cons./Other
430

440

(10)

-2%
Total Loans
11,970
$

11,990
$

(20)
$

0%

Average Loans (First Quarter)
2010
2009
$
%
(dollars in millions)
Comm'l Mort
4,310
$

4,050
$

260
$

6%
Commercial
3,690

3,660

30

1%
Home Equity
1,640

1,700

(60)

-4%
Construction
960

1,230

(270)

-22%
Resid Mort
940

960

(20)

-2%
Cons./Other
430

440

(10)

-2%
Total Loans
11,970
$

12,040
$

(70)
$

-1%

Average Loan Growth
-0.6
-5.9
-6.5
-9.0
-6.0
-3.0
0.0
3.0
6.0
9.0
12.0
15.0
03
04
05
06
07
08
09
Q1 10
FULT
Peer
Top 50

Net Charge-Offs To Average Loans
0.95
1.22
1.69
0.00
0.50
1.00
1.50
2.00
01
02
03
04
05
06
07
08
09
Q1 10
FULT
Peer
Top 50

Non-performing Loans to Loans
2.39
2.46
3.21
0.00
1.00
2.00
3.00
4.00
5.00
04
05
06
07
08
09
Q1 10
FULT
Peer
Top 50

Allowance to Loans
2.25
1.91
2.69
0.80
1.10
1.40
1.70
2.00
2.30
2.60
2.90
03
04
05
06
07
08
09
Q1 10
FULT
Peer
Top 50

Allowance to Non-performing Loans
94.1
85.8
77.9
50.0
100.0
150.0
200.0
250.0
300.0
03
04
05
06
07
08
09
Q1 10
FULT
Peer
Top 50

Average Deposits (First Quarter)
2010
2009
$
%
(dollars in millions)
Nonint DDA
1,970
$

1,660
$

310
$

19%
Int DDA
1,980

1,750

230

13%
Savings/MMDA
2,850

2,060

790

38%
CD's
5,210

5,440

(230)

-4%
Cash Management
470

580

(110)

-19%
Total Deposits
12,480
$

11,490
$

990
$

9%

Average Deposit Growth
10.1
6.6
6.3
(3.0)
0.0
3.0
6.0
9.0
12.0
15.0
18.0
03
04
05
06
07
08
09
Q1 10
FULT
Peer
Top 50

Average Core Deposit Growth
24.4
18.1
20.6
-5.0
0.0
5.0
10.0
15.0
20.0
25.0
03
04
05
06
07
08
09
Q1 10
FULT
Peer
Top 50

Other Borrowings (First Quarter)
2010
2009
$
%
(dollars in millions)
Federal Funds
400
$

790
$

(390)
$

-49%
FHLB Advances
1,100

1,400

(300)

-21%
Other LT Debt
380

380

-

0%
Other ST Borrowings
-

140

(140)

-100%
Total Borrowings
1,880
$

2,710
$

(830)
$

-31%

1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

FULTON FINANCIAL
CORPORATION

Other Income
$0
$40
$80
$120
$160
$200
Millions

Other Income as a Percent of Total Income
21.8
32.5
33.0
20.0
25.0
30.0
35.0
40.0
03
04
05
06
07
08
09
Q1 10
FULT
Peer
Top 50

Efficiency Ratio Lower Than Peers
53.8
61.4
62.9
50.0
52.0
54.0
56.0
58.0
60.0
62.0
64.0
03
04
05
06
07
08
09
1Q 10
FULT
Peer
Top 50

Q1 2010	Q4 2009	$	%
Other Expenses	**11,570**	11,360	210	2%
Total	**$99,230**	**$100,370**	**$(1,140)**	**-1%**

FULTON FINANCIAL
CORPORATION

Other Expense (Q1 2010 vs. Q4 2009)
(dollars in thousands)
Salaries & Benefits
52,350
$

53,620
$

(1,270)
$

-2%
Occupancy & Equip.
14,740

13,770

970

7%
FDIC Insurance
4,950

4,840

110

2%
Data Proc. & Software
4,240

3,890

350

9%
Supplies & Postage
2,630

2,740

(110)

-4%
Legal & Audit
2,550

2,400

150

6%
Telecommunications
2,270

2,130

140

7%
Marketing
1,830

2,640

(810)

-31%
Outside Services
1,590

2,110

(520)

-25%
Operating Risk Loss
510

870

(360)

-41%

2010	2009	$	%
Other Expenses	**11,570**	10,490	1,080	10%
Total	**$ 99,230**	**$ 106,390**	**$ (7,160)**	**-7%**

FULTON FINANCIAL
CORPORATION

Other Expense (First Quarter)
(dollars in thousands)
Salaries & Benefits
52,350
$

55,300
$

(2,950)
$

-5%
Occupancy & Equip.
14,740

14,100

640

5%
FDIC Insurance
4,950

4,290

660

15%
Data Proc. & Software
4,240

4,630

(390)

-8%
Supplies & Postage
2,630

2,660

(30)

-1%
Legal & Audit
2,550

2,230

320

14%
Telecommunications
2,270

2,160

110

5%
Marketing
1,830

2,570

(740)

-29%
Outside Services
1,590

1,760

(170)

-10%
Operating Risk Loss
510

6,200

(5,690)

-92%

Overview of First Quarter 2010
■ 18.2% increase in EPS linked quarter
■ 11 basis point increase in NIM
■ Strong funding and liquidity positions
■ Stabilization of asset quality
■ $5 million reduction in the provision
 for loan losses
■ Improved coverage ratio
■ Reduced construction exposure
■ Expenses well controlled

Future Growth Initiatives
■ Leverage community banking market
 presence and brand
■ Core deposit growth / segmentation
■ Expand market share
■ Grow quality earning assets
■ Superior customer experience
■ Grow non-interest income
■ Branch expansion / select markets

Fulton Financial Corporation
One Penn Square
Lancaster, PA 17602
www.fult.com

Supplemental Credit
Information

Industry	%
Services	18.1
	2.2
	100.0

FULTON FINANCIAL
CORPORATION

Commercial Loans by Industry
Manufacturing
13.0

RE - Rental and Leasing
12.7

Construction
11.0

Agriculture
8.5

Retail
8.5

Wholesale
7.3

Health Care
6.7

Other
6.0

Financial Services
3.0

Arts and Entertainment
3.0

Transportation

(dollars in thousands)

FULTON FINANCIAL
CORPORATION

Loan Distribution by State (First Quarter)
Average
% of
10 v. 09
%
Balance
Total
Growth
Growth
Pennsylvania
6,617,000
$

55.3%
147,000
$

2%
New Jersey
2,479,000

20.7%
(17,000)

-1%
Maryland
1,471,000

12.3%
(121,000)

-8%
Virginia
1,072,000

8.9%
(64,000)

-6%
Delaware
333,000

2.8%
(14,000)

-4%
11,972,000
$

Declining Provision / Stable Net Charge Offs
Provision
Net Charge-Offs / Average Loans
$50
$50
$45
$45
$40
$0
$20
$40
$60
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
($ in millions)
1.00%
0.97%
0.81%
0.97%
0.95%
0.00%
0.50%
1.00%
1.50%
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010

Comm'l	Mortgage	Constr.	and HE	Other	Total
	(29)	27	-	63	118	179
	$ 2,545	$ 2,216	$ 20,238	$ 1,390	$ 1,910	$ 28,299

FULTON FINANCIAL
CORPORATION

Net Charge-offs (Q1 2010)
Comm'l
Res. Mtg.
(in thousands)
Pennsylvania
640
$

544
$

3,000
$

141
$

938
$

5,263
$

Maryland
291

-

7,915

-

149

8,355

New Jersey
1,648

1,492

1,893

61

307

5,401

Virginia
(5)

153

7,430

1,125

398

9,101

Delaware
Avg Loans
3,687,000

4,306,000

962,000

2,582,000

435,000

11,972,000

NCO %
0.28%
0.21%
8.41%
0.22%
1.76%
0.95%

Loan Delinquency (Key Sectors)
Category	Total (%) 3/31/09	90-Days 3/31/09	Total (%) 3/31/10	90-Days 3/31/10
Commercial Loans	2.26	1.59	2.84	2.13
Consumer Direct	1.27	.54	1.75	.81
Commercial Mortgage	1.88	1.27	2.99	1.62
Residential Mortgage	6.88	3.20	7.65	4.26
Construction	8.78	7.65	10.68	8.49
Total Portfolio	3.00	2.04	3.71	2.38

Comm'l	Mortgage	Constr.	and HE	Other	Total
	691	3,819	399	3,702	1,077	9,688
	$ 78,365	$ 70,565	$ 79,527	$ 42,302	$ 15,267	$ 286,026

FULTON FINANCIAL
CORPORATION

Non-performing Loans* (March 31, 2010)
Comm'l
Res. Mtg.
(in thousands)
Pennsylvania
36,870
$

24,962
$

10,817
$

10,245
$

5,289
$

88,183
$

Maryland
8,510

1,775

34,054

4,997

2,838

52,174

New Jersey
17,943

37,269

18,126

9,012

4,186

86,536

Virginia
14,351

2,740

16,131

14,346

1,877

49,445

Delaware
End Loans
3,685,000

4,323,000

937,000

2,590,000

430,000

11,965,000

NPL%
2.13%
1.63%
8.49%
1.63%
3.55%
2.39%
* Includes accruing loans > 90 days past due.

(dollars in thousands)

FULTON FINANCIAL
CORPORATION

Residential Mortgage and HE Loans
Q1 2010
% of
Avg. Bal.
Total
Pennsylvania
1,322,000
$

51.3%
New Jersey
453,000

17.5%
Maryland
438,000

17.0%
Virginia
218,000

8.4%
Delaware
151,000

5.8%
2,582,000
$

Balance	Total	Balance	Allocations
	(dollars in thousands)			
	30,000	0.8%	690	1,060
	$3,685,000		$ 78,370	$88,570

FULTON FINANCIAL
CORPORATION

C&I Loans by State (March 31, 2010)
Ending
% of
NPL
Allowance
Pennsylvania
2,460,000
$

66.7%
36,870
$

56,930
$

New Jersey
566,000

15.4%
17,950

17,730

Maryland
364,000

9.9%
8,510

6,860

Virginia
265,000

7.2%
14,350

5,990

Delaware

Balance	Total	Balance	Allocations
	(dollars in thousands)			
	15,000	1.6%	400	-
	$ 937,000		$ 79,530	$ 72,000

FULTON FINANCIAL
CORPORATION

Construction Loans (March 31, 2010)
Ending
% of
NPL
Allowance
Pennsylvania
290,000
$

31.0%
10,820
$

12,740
$

Virginia
234,000

25.0%
16,130

30,690

Maryland
227,000

24.2%
34,050

21,260

New Jersey
171,000

18.2%
18,130

7,310

Delaware

Declining Construction Exposure
$937
$1,205
$1,367
$1,269
$978
$0
$250
$500
$750
$1,000
$1,250
$1,500
$1,750
12/31/2007
12/31/2008
12/31/2009
3/31/2009
3/31/2010
(7%)
(23%)
(22%)
($ in millions)
Construction Loans /
Total Loans
12.2%
10.5%
8.2%
10.0%
7.8%

(dollars in thousands)

FULTON FINANCIAL
CORPORATION

Construction Loans by Type
Ending
% of
Balance
Total
Commercial Residential
629,000
$

67.1%
Commercial
238,000

25.4%
Real Estate
52,000

5.5%
Other Commercial
18,000

1.9%
937,000
$

(dollars in thousands)

FULTON FINANCIAL
CORPORATION

CRE Loans by State (March 31, 2010)
Ending
% of
NPL
Allowance
Balance
Total
Balance
Allocations
Pennsylvania
2,253,000
$

52.1%
24,960
$

12,480
$

New Jersey
1,216,000

28.1%
37,270

13,380

Maryland
387,000

9.0%
1,780

2,890

Virginia
337,000

7.8%
2,740

4,240

Delaware
130,000

3.0%
3,820

3,440

4,323,000
$

70,570
$

36,430
$

Balance
	(dollars in thousands)
	39,370
	$ 150,350

FULTON FINANCIAL
CORPORATION

Shared National Credits
Ending
Commercial / Industrial
110,980
$

Commercial Real Estate
Total Outstanding
Delinquency: 6.1%

03/31/2010	12/31/2009
	(in thousands)	
	4,820	-
	$ 51,400	$ 41,110

FULTON FINANCIAL
CORPORATION

Troubled Debt Restructurings
Residential Mtg
27,290
$

16,470
$

C&I/Comm'l Mtg
19,290

24,640

Construction
Note: Excludes non-accrual TDR's

Investment Portfolio Detail

Total Investments	**$ 3,103.6**	**3.19**

FULTON FINANCIAL
CORPORATION

Investment Portfolio  (March 31, 2010)
ENDING
MODIFIED
BALANCE
DURATION
(in millions)
Agency mortgage-backed securities
921.6
$

2.85
Agency collateralized mortgage obligations
1,093.9

1.88
Municipal bonds
373.7

4.50
Auction rate securities
292.3

3.70
Corporate & trust preferred securities
146.7

10.52
U.S. Treasuries and agencies
71.1

3.47
FHLB & FRB stock
100.0

NA
Bank stocks
31.7

NA
Other investments
25.1

NA
Net unrealized gain / (loss)
47.6

Fulton Financial Corporation
One Penn Square
Lancaster, PA 17602
www.fult.com